UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 4, 2021 (November 4, 2021)

Synchronoss Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52049	06-1594540
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Crossing Boulevard, 3rd Floor
Bridgewater, New Jersey	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 620-3940
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 par value	SNCR	The Nasdaq Stock Market, LLC
8.375% Senior Notes due 2026	SNCRL	The Nasdaq Stock Market, LLC

Item 8.01 Other Events.

On September 9, 2021, the U.S. District Court for the District of New Jersey issued an order granting preliminary approval, subject to further consideration at the settlement hearing described below, to the proposed settlement by and among plaintiffs Kirk Laughlin, Patricia Thieffry, Lisa LeBoeuf, Beth Daniel, and Juan Solis, nominal defendant Synchronoss Technologies, Inc., and the named defendants in the shareholder derivative actions titled In re Synchronoss Technologies, Inc. Stockholder Derivative Demand Refused Litigation, Lead Case No. 3:20-cv-07150-FLW-LHG (D.N.J.); (ii) In re Synchronoss Technologies, Inc. Derivative Litigation, No. 3:17-cv-07173-FLW-LHG (D.N.J.), dismissed and on appeal, No. 21-2055 (3d Cir.); and (iii) Daniel, et al. v. Waldis, et al., No. 2019-0189-JTL (Del. Ch.). The Court has scheduled a hearing on December 13, 2021 at 1:00 p.m. at the U.S. District Court for the District of New Jersey, Clarkson S. Fisher Building & U.S. Courthouse, 402 East State Street, Courtroom 5E, Trenton, New Jersey to determine whether it should issue an order for final approval of the proposed settlement. Pursuant to the Court’s order, any objections to the settlement must be mailed to counsel for plaintiff and defendants in writing and filed with the Court no later than ten (10) calendar days prior to the December 13, 2021 hearing.

Additional information concerning the terms of the proposed settlement, the December 13, 2021 hearing, and the requirements for objections to the settlement can be found in the Notice of Pendency and Proposed Settlement of Shareholder Derivative Action and Stipulation of Settlement (Exhibit A hereto).

Item 9.01.    Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description
99.1	Dkt 29 Stipulation of Settlement
99.2	Notice of Pendency and Proposed Settlement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 4, 2021	Synchronoss Technologies, Inc.

		By:	/s/ Jeffrey Miller
			Name:	Jeffrey Miller
			Title:	Chief Executive Officer